EXHIBIT 23.2


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


   As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated January 27, 1997, incorporated by reference in WICOR, Inc.'s Form 10-K for the year ended December 31, 1996 and to all references to our firm included in this registration statement.



                                      /s/ ARTHUR ANDERSEN LLP

                                      ARTHUR ANDERSEN LLP


   Milwaukee, Wisconsin
   May 14, 1997